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                                                                   EXHIBIT 10.28

                               PLEDGE AGREEMENT
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                               February 21, 1997


PLEDGOR:       Peter E. Oettinger ("Dr. Oettinger")
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COMPANY:       Photoelectron Corporation. ("Company")
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Relating to the Stock of the Company.

                                  INTRODUCTION
                                  ------------

    This Pledge Agreement is being made to secure the Secured Promissory Note of Dr. Oettinger dated as of February 21, 1997 containing the promise to pay to the Company the sum of $ 80,211.26, (referred to herein as "the Note").
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                              TERMS AND CONDITIONS
                              --------------------

1.   Certain Definitions.  As used in this Pledge Agreement, the following terms
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shall nave the following respective meanings:

     Pledged Shares:  25,000 shares of the Common Stock, $.01 par value, of the
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Company registered in the name of Dr. Oettinger (the "Shares").

     Events of Default: (a) The failure of Dr. Oettinger to make any payment of
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principal or interest on the Note as provided therein, or (b) the filing by Dr.
Oettinger of a petition under any bankruptcy or insolvency law or for the appointment of a receiver or making a general assignment for the benefit of creditors, or (c) the filing against Dr. Oettinger of an involuntary petition under any bankruptcy or insolvency law and such petition is consented to by Dr. Oettinger or is not dismissed or stayed within 60 days after the filing of such petition

2.   Pledge of Stock.  Dr. Oettinger hereby pledges and assigns to the Company
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certificate(s) representing the Shares, which certificates, accompanied by an assignment in blank duly executed by Dr. Oettinger, are herewith delivered to the Company. Dr. Oettinger represents that he is the owner of the Shares, free and clear of liens, encumbrances or charge that might affect title to the Shares, and that he has full power to transfer the Shares pursuant to this Pledge Agreement.

3.  Security for Secured Obligations.  This Pledge Agreement is made by Dr.
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Oettinger for the benefit of the Company to secure the punctual payment and performance of the Note.
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      4.  Remedies in Case of an Event of Default, etc,
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          4.1  In case an Event of Default shall have occurred and be continuing, the Company shall be entitled, without limitation:

          (a) to exercise all voting rights in respect of the Shares and to give all consents, waivers and ratifications in respect thereof and otherwise to act with, respect thereto as though it were the outright owner thereof (Dr. Oettinger Hereby irrevocably constitutes and appoints the Company and each officer, director or designee of the Company, the proxy and attorney-in-fact of Dr. Oettinger with full power of substitution, to do so);

          (b) to receive all amounts in respect of any of the Shares otherwise payable to Dr. Oettinger;

          (c) to sell, assign and deliver all or, 1rom time to time, any of the Shares or any interest in any part thereof, at any private sale or at public auction, with or without demand or advertisement (but with not less than five
(5) days notice to Dr. Oettinger) of the time or place of sale or adjournment thereof, or otherwise, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company in its uncontrolled discretion may determine.

     To the extent permitted by applicable law, Dr. Oettinger hereby waives and releases all rights with respect to demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof and any and all right or equity of redemption whether before or after sale hereunder. 'The Company and any holder of the Note may bid for and purchase the whole or any part of the Shares so sold, and shall upon any such purchase, acquire good title to the Shares so purchased, 1ree of the lien of this Pledge Agreement and free of any such right or equity of redemption.

          4.2 If and so long as an Event of Default shall have occurred and be continuing, the Company shall apply all monies collected or received by it hereunder in respect of the Shares as follows:

          First: to the payment of all costs (including attorneys' fees) incurred by the Company or any holder of the Note in connection with the collection thereof (including, without limitation, stamp or other taxes in respect of the transfer of any of tile Shares) or in connection with the exercise or enforcement of the rights, powers or remedies hereunder (including the expenses and disbursements of the Company, any Holder of the Note, and their respective counsel);

          Second: to the payment of all costs (including attorneys' fees) incurred by the Company (and not reimbursed by Dr. Oettinger) reasonably attributable to any registration or qualification of the Shares or compliance with respect thereto under any

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federal or state securities laws, provided that the Company shall have no obligation to incur any such costs unless the Company shall agree to do so in its sole discretion;

          Third:   toward the payment of the whole amount then due and payable on the Note, first to interest, then to principal; and

          Fourth: any balance (if the Note shall have been paid in full) shall be paid to Dr. Oettinger or as a court of competent jurisdiction may direct.


          4.3 Neither failure nor delay on the part of the Company or any holder of the Note to exercise any right, power or remedy provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other further exercise thereof' or the exercise of any other right, power or remedy.


     5.  Manner of Sale.  Dr. Oettinger recognizes that registration of the
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Shares may be impractical because of the expenses or delays involved in the registration process and that in the absence of such registration the Company may be unable to effect a public sale of all or any part of the Shares, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Shares for their own accounts, for investment and not with a view to [lie distribution or resale thereof. Dr. Oettinger understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Shares were sold at public sale. Dr. Oettinger agrees that the Company has no obligation to delay sale of' any Such Shares for the period of time necessary to permit such Shares to be registered for public sale under the Securities Act of 1933 or any applicable Blue Sky or other state Securities laws, or to incur any expenses necessary to eflect such registration. Dr. Oettinger agrees that no such private sales shall be deemed to have been made ill a commercially unreasonable manner by virtue of any less favorable terms resulting from the private nature of such sales.


     6.  Statement as to Default.  Dr. Oettinger acknowledges to and agrees with
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any purchaser of the Shares at a sale pursuant to this Agreement that any written statement by the Company or any person representing the Company asserting the occurrence of an Event of Default as the authorization for the exercise of the rights of tile Company hereunder shall be conclusively presumed to be true with respect to such purchaser without, however, waiving any rights which such Dr. Oettinger may have against the Company or its representative.


     7.  Obligation Not Affected.  The obligations of Dr. Oettinger under this
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Pledge Agreement are absolute and unconditional, shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired or affected by: (a) any assignment or transfer of the Note; (b) any exercise or non-exercise by any holder of the Note or by the Company of any right, power or remedy under or in respect of this Pledge Agreement or the Note, or any assignment or transfer of any

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thereof, or any waiver of any such right, power or remedy; (c) any waiver, consent, extension, indulgence or other action or inaction in respect to of this Pledge Agreement or the Note; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of the Company; whether or not Dr. Oettinger shall leave notice or knowledge of any of the foregoing.

     8.  Termination.  Upon the earlier of (i) any discharge, cancellation,
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substitution, replacement, exchange, amendment or modification of the Note or
(ii) the acceptance by the Company of alternative security for the Note, this Pledge Agreement shall terminate. The Company shall promptly assign, transfer, deliver and release the Shares to Dr. Oettinger, and shall execute such instruments and documents as may reasonably be requested by Dr. Oettinger to effect same.

     9.  Transfer, etc.  Dr. Oettinger will not sell, assign, transfer or
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otherwise dispose of, grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Pledge Agreement) any of the Shares or any interest therein.

     10.  Further Assistance.  Dr. Oettinger from time to time will execute and
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deliver all such instruments and take all such action as the Company or the
Holder of the Note at the time outstanding may request in order further to effectuate the purposes of this Pledge Agreement and to carry out the terms hereof.

     11.  Notices, etc.  All notices and other communications hereunder shall be
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in writing and shall be deemed adequately given if personally delivered or mailed, certified mail, return receipt requested, to any party at the address specified above for such party, or such other address as any such party may from time to time designate for itself by notice given in writing to all other parties hereto.

     12.  Miscellaneous.
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          12.1  This Pledge Agreement may be amended only by a writing signed by, Dr. Oettinger and by the Company. No waiver of any term of this Pledge Agreement shall be effective unless in writing and signed by the party waiving such term.

          12.2 This Pledge Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder of the Note.

          12.3. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          12.4 This Pledge Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.



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         12.5  The provisions of this Pledge Agreement are severable and if for any reason any provision of this Pledge Agreement is held to be void or unenforceable by a court of competent jurisdiction, the same shall not affect the remaining provisions hereof.



EXECUTED as a sealed instrument on the date first above written.



Pledgor:



                                    Company:

                                    PHOTOELECTRON CORPORATION


Peter E. Oettinger                  Peter M. Nomikos
                                    President and Chief Executive Officer